UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 APRIL 30, 1997
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                                 PROXYMED, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)


         FLORIDA                      0-22052                 65-0202059
         -------                      -------                 ----------
(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)


       2501 DAVIE ROAD, SUITE 230, FT. LAUDERDALE, FLORIDA        33317-7424
       ---------------------------------------------------        ----------
          (Address of principal executive offices)                (Zip Code)


        Registrant's telephone number, including area code (954) 473-1001


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

       (a) On April 30, 1997, the Company acquired substantially all of the assets and assumed certain specific, but limited liabilities of Hayes Computer Systems, Inc. ("HCS"). HCS provides information technology solutions and services to public and private sector organizations, including systems integration services, Internet access services, and client server software development. The purchase price consisted of the following: $3,200,000 in cash and 388,215 shares of unregistered common stock paid at closing. In addition, the Company will pay up to $1,000,000 in each of the two subsequent 12 month periods if certain defined operating criteria are achieved. Each of the future payments will be at least 50% in cash, with the remainder, if any, paid in shares of unregistered common stock. The acquisition will be accounted for as a purchase. As part of the transaction, the founder, sole shareholder and president of HCS, Danny Hayes, was appointed Senior Vice President of the Company pursuant to a three year employment agreement.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

       (a) The audited financial statements required by Item 7(a) of Hayes Computer Systems, Inc. as of and for the ten months ended January 31, 1997 are included as an exhibit to this Form 8-K.

       (b) The pro forma financial information required by Item 7(b) will be filed within 60 days as an amendment to this Form 8-K.

       (c) The following exhibits are included herein:

              Exhibit 1 - Asset Purchase Agreement dated April 11, 1997 between ProxyMed, Inc., Hayes Computer Systems, Inc. and Danny Hayes.

              Exhibit 2 - Audited Financial Statements for Hayes Computer Systems, Inc. as of and for the ten months ended January 31, 1997.



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                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                PROXYMED, INC.

Date  MAY 9, 1997                               /S/ BENNETT MARKS
      -----------                               -----------------
                                                Bennett Marks, Executive Vice
                                                President - Finance and Chief
                                                Financial Officer


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER           DESCRIPTION
-------          -----------


  1 Asset Purchase Agreement dated April 11, 1997 between ProxyMed, Inc., Hayes Computer Systems, Inc. and Danny Hayes.

  2 Audited Financial Statements for Hayes Computer Systems, Inc. as of and for the ten months ended January 31, 1997.





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